SUBSCRIPTION AND SHAREHOLDERS AGREEMENT

THIS SUBSCRIPTION AND SHAREHOLDERS AGREEMENT (this "Agreement") is made as of August 11, 2000, among WinsLoew Furniture, Inc., a Florida corporation (the "Company"), the Lead Trivest Investor (as hereinafter defined) and Arnold I. Bertram (the "Shareholder").


Preliminary Statements:

A. The Shareholder desires to purchase shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock"), on the terms and subject to the conditions set forth in this Agreement.

B. The Company desires to issue and sell the Shares to the Shareholder.

C. The Company and the Shareholder desire to enter into this Agreement setting forth the terms and conditions relating to the purchase and sale of the Shares.

D. The Company, the Lead Trivest Investor and the Shareholder believe that it would be in the best interest of the Company to make provisions governing the purchase of the Shareholder Stock in the event of his death or disability or if he ceases to be employed by the Company or any of its Subsidiaries for any reason.

E. The Company, the Lead Trivest Investor and the Shareholder believe that it would be in the best interest of the Company to place certain restrictions upon the right of transfer of the Shareholder Stock.

F. The directors of the Company, having considered the provisions of this Agreement, have resolved that in their opinion the restrictions upon the transfer of the Shareholder Stock, the provisions for the redemption and/or purchase of the Shareholder Stock, and the establishment of rights and obligations upon the occurrence of certain events, all as hereinafter set forth, are in the best interest of the Company and its shareholders.

G. Contemporaneously with the execution and delivery of this Agreement and pursuant to that certain Stock Purchase Agreement dated as of July 21, 2000 (the "Stock Purchase Agreement") among the Company, Charter Furniture Corporation, a California corporation ("Charter"), and the shareholders of Charter, the Company will acquire all of the issued and outstanding shares of capital stock of Charter.

Agreement:

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Interpretation of this Agreement.
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(a)  Terms  Defined.  As used  herein,  the  following  terms  when used in this
Agreement have the meanings set forth below:

"Acquisition" means the acquisition of Charter by the Company pursuant to the Stock Purchase Agreement.

"Affiliate" (whether or not capitalized) has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

"Annual Report" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission.

"Applicable Percentage" on any date shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate number of Company Securities to be transferred by the Lead Trivest Investor and the denominator of which is the aggregate number of Company Securities owned by (and/or purchasable by) the Lead Trivest Investor; all such calculations shall be on a fully-diluted basis and carried out to one hundredth of a share and then rounded to the nearest share.

"Authorization Period" shall have the meaning given to it in Section 4(b) of this Agreement.

"Available Shares" shall have the meaning given to it in Section 3(d) of this Agreement.

"Board" shall mean the Company's Board of Directors.

"Buyer" shall have the meaning specified in Section 5 of this Agreement.

"Cause" shall have the meaning assigned to it in any written employment agreement between the Company (or any of its Subsidiaries) and the Shareholder and, if there shall be no such written employment agreement, shall mean (i) the commission of any act by the Shareholder constituting financial dishonesty against the Company or its Subsidiaries, (ii) the conviction or plea bargain by the Shareholder of a felony or other crime involving moral turpitude, (iii) the repeated failure by the Shareholder to follow the reasonable written directives of the Company's Board, (iv) the Shareholder's gross dereliction of duty to the Company or its Subsidiaries or (v) any breach by the Shareholder of any of the provisions of this Agreement. With respect to (iii), (iv) and (v) above, "Cause" shall not be established until the conditions constituting "Cause" have continued without cure for twenty (20) business days after the Company gives written notice of such conditions to the Shareholder.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Common Stock" shall have the meaning given to it in Clause A of the recitals hereof.

"Company" shall have the meaning given to it in the first sentence of this Agreement.

"Company's Board" means the Board of Directors of the Company.

"Company Registration Statement" shall have the meaning specified in Section
7.5.

"Company Securities" shall mean all shares of Common Stock and all securities convertible into or exercisable or exchangeable for Common Stock. For purposes of this Agreement (1) each holder of Company Securities shall be deemed to own or control that number of shares of Common Stock then directly owned or controlled by such holder, plus that number of shares of Common Stock into or for which any securities then directly or indirectly owned or controlled by such holder are then, directly or indirectly, convertible, exercisable or exchangeable and (2) references in this Agreement to "shares" of Company Securities other than Common Stock shall be deemed to refer to the number of shares of Common Stock into or for which any securities then directly or indirectly owned or controlled by such holder are then, directly or indirectly, convertible, exercisable or exchangeable.

"Drag Along Notice" shall have the meaning specified in Section 5 of this Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exempt Transfer" shall have the meaning specified in Section 4(a) of this Agreement.

"Family Group" shall mean an individual's spouse and lineal descendants, parents, grandparents and any family limited partnership or trust or other fiduciary relationship solely for the benefit of such individual and/or such individual's spouse, parents, grandparents and/or lineal descendants.

"Fleet Credit Facility" means the credit facility provided for pursuant to that certain Loan and Security Agreement dated as of August 27, 1999 among (i) the Company, Winston Furniture Company of Alabama, Inc., Loewenstein, Inc., Texacraft, Inc., Tropic Craft, Inc., Winston Properties, Inc. and Pompeii Furniture Co., Inc., as Borrowers, (ii) the Lenders named therein, (iii) Heller Financial, Inc. and Canadian Imperial Bank of Commerce, as Co-Agents, (iv) Fleet Capital Corporation, as Administrative Agent, and (v) BancBoston Robertson Stephens Inc., as Arranger, as amended on March 31, 2000 and August 11, 2000, and as more fully described in the Prospectus.

"Investors' Agreement" means that certain Investors' Agreement dated as of August 27, 1999 among the Company and the Investors named therein.

"Key Employee Equity Plan" means the WinsLoew 1999 Key Employee Equity Plan under which an aggregate of 20,000 shares of Common Stock were reserved for direct sale to employees and independent sales representatives of WinsLoew Furniture, Inc. The Plan expired on December 31, 1999.

"Lead Trivest Investor" means Trivest Fund II Group, Ltd., a Florida limited partnership, and its successors and assigns.

"Liquidity Event" means (i) the sale of all, or substantially all, of the Company's consolidated assets in any single transaction or series of related transactions; (ii) the sale or issuance, or series of related sales or issuances, of Common Stock in any single transaction or series of related transactions which results in any Person or group of affiliated Persons (other than the holders of Common Stock as of the date of this Agreement and affiliates of such holders) owning more than 50% of the Common Stock outstanding at the time of such sale or issuance or such series of sales and/or issuances; (iii) the consummation of a Qualified Public Offering; or (iv) any merger or consolidation of the Company with or into another corporation (regardless of which entity is the surviving corporation) if, after giving effect to such merger or consolidation, the holders of the Company's voting securities (on a fully-diluted basis) immediately prior to the merger or consolidation own voting securities of the surviving or resulting corporation representing less than a majority of the ordinary voting power to elect directors of the surviving or resulting corporation (on a fully-diluted basis).

"Management Stock Option Plan" means any stock option plan which may be adopted by the Company for the benefit of the employees of the Company or its Subsidiaries, as the same may from time to time be amended or supplemented.

"Market Value" of each share of Shareholder Stock means the fair value of a share of the Common Stock as of the Termination Date (without applying any minority or illiquidity discounts to such valuation), as determined jointly by the Board and the Shareholder. If such parties are unable to reach an agreement within 21 days after the Termination Date, then (i) Market Value will be determined by an independent investment banker or other valuation expert of national standing selected by the Board and reasonably acceptable to the Shareholder (the "Valuation Firm"), (ii) the Company shall promptly deliver to the Valuation Firm and the Shareholder a certificate setting forth in reasonable detail the Board's calculation of Market Value (the "Company's Proposed Value") and (iii) the Shareholder shall promptly deliver to the Valuation Firm and the Company a certificate setting forth in reasonable detail the Shareholder's calculation of Market Value (the "Shareholder's Proposed Value"). The parties shall use reasonable efforts to cause the Valuation Firm to complete such valuation within 55 days after the Termination Date. Each party shall pay its, his or her own costs and expenses incurred in connection with such determination of Market Value; provided, that the fees and expenses of the Valuation Firm shall be borne as follows:

(A) if the Valuation Firm determines that the Market Value is equal to or less than the Company's Proposed Value (the Market Value so determined is referred to herein as the "Low Amount"), the Shareholder will be responsible for all of the fees and expenses of the Valuation Firm;

(B) if the Valuation Firm determines that the Market Value is equal to or greater than the Shareholder's Proposed Value (the Market Value so determined is referred to herein as the "High Amount"), the Company will be responsible for all of the fees and expenses of the Valuation Firm; and

(C) if the Valuation Firm determines that the Market Value is greater than the Company's Proposed Value but less than the Shareholder's Proposed Value (the Market Value so determined is referred to herein as "Actual Amount"), the Shareholder will be responsible for that fraction of the fees and expenses of the Valuation Firm equal to (1) the difference between the High Amount and the Actual Amount over (2) the difference between the High Amount and the Low Amount, and the Company will be responsible for the remainder of the fees and expenses.

"Notice of Transfer" shall have the meaning specified in Section 6 of this Agreement.

"Option Notice" shall have the meaning given to it in Section 3(d) of this Agreement.

"Original Cost" of each share of Shareholder Stock means $_____ for each share of Common Stock (as proportionally adjusted for all stock splits, stock dividends and other recapitalization affecting Common Stock subsequent to the date of this Agreement); provided, however, that the Original Cost for each share of Common Stock purchased by the Shareholder pursuant to the exercise of options granted to him under any Management Stock Option Plan shall be the exercise price thereof (as such term is defined in such Management Stock Option
Plan), as proportionally adjusted pursuant to the provisions of the Management Stock Option Plan.

"Other Subscriptions" means, collectively, the subscriptions of shares of Common Stock simultaneously herewith by the following Persons who will acquire, together with the Shares acquired hereunder, an aggregate of ________ shares of Common Stock at the Subscription Price: (i) the subscription of ________ shares of Common Stock by ________________ pursuant to that certain Subscription and Shareholders Agreement dated as of the date hereof among the Company, the Lead Trivest Investor and James S. Pepping; and (ii) the subscription of _______ shares of Common stock by the Lead Trivest Investor and _______ shares of Common Stock by Trivest Furniture Partners, Ltd.

"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
"Prohibited Amount" shall have the meaning given to it in Section 3(f) of this Agreement.

"Prospectus" means the Company's Prospectus, dated November 19, 1999, a copy of which has been previously provided to the Shareholder.

"qualification" or "compliance" shall mean the qualification or compliance of all Registrable Shares included in any registration pursuant to Section 7 under all applicable blue sky or other applicable securities laws.

"Qualified Public Offering" shall mean a firm commitment underwritten public offering of the Company's Common Stock underwritten by a nationally recognized full-service investment bank pursuant to which the aggregate gross proceeds received by the Company is at least $20,000,000 at a price per share of not less than $10.00 (following appropriate adjustment in the event of any stock dividends, stock split, combination or other similar recapitalization affecting such shares).

"Registrable Shares" shall mean any shares of Shareholder Stock, except that, as to any particular Registrable Shares, such securities, once issued, shall cease to be Registrable Shares when (a) a registration statement covering such securities has been declared effective and such securities have been disposed of pursuant to an effective registration statement, or (b) such securities have been sold to the public without registration in accordance with Rule 144 (or any similar provision then in force) under the Securities Act.

"Registration Expenses" shall mean all fees, expenses and disbursements related to any registration, qualification or compliance pursuant to Section 7, including, without limitation, all registration, filing, rating and listing fees, blue sky fees and expenses, printing expenses, reasonable fees and disbursements of counsel (including, without limitation, the reasonable fees, expenses and disbursements of one counsel for the holder or holders of the Registrable Shares), and reasonable expenses of any special audits incidental to or required by any registration, qualification or compliance, except that Registration Expenses shall not include any Selling Expenses.

"Repurchase Notice" shall have the meaning given to it in Section 3(c) of this Agreement.

"Repurchase Note(s)" shall have the meaning given to it in Section 3(f) of this Agreement.

"Repurchase Option" shall have the meaning given to it in Section 3(d) of this Agreement.

"Sale Notice" shall have the meaning given to it in Section 4(b) of this Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Selling Expenses" shall mean all underwriters' discounts, selling commissions, transfer taxes and other similar expenses (except to the extent included in Registration Expenses) attributable to the Registrable Shares.

"Senior Debt" shall have the meaning given to it in Section 3(f) of this Agreement.

"Senior Subordinated Notes" means the Senior Subordinated Notes of the Company in the aggregate principal amount of $105 million pursuant to and as more fully described in the Prospectus.

"Shareholder" shall have the meaning given to it in the first sentence of this Agreement.

"Shareholder Stock" means (i) all Company Securities now owned or hereafter acquired by the Shareholder or any member of the Shareholder's Family Group, and
(ii) all Company Securities issued with respect to the Company Securities referred to in clause (i) above by way of stock dividend or stock split or in connection with any combination of shares, merger, consolidation, recapitalization or other reorganization. All Shareholder Stock will continue to be Shareholder Stock in the hands of any transferee, other than (x) the Company,
(y) any Trivest Affiliate and (z) purchasers pursuant to an offering registered with the Securities and Exchange Commission pursuant to the Securities Act or purchasers pursuant to a public sale through a market-maker, broker or dealer under Rule 144 (or any successor rule) promulgated under the Securities Act. Shareholder Stock under this Agreement does not include any stock which is "Shareholder Stock" under other agreements among the Company, the Lead Trivest Investor and employees (or independent sales representatives) of the Company or its Subsidiaries regarding the purchase of the Company's Common Stock.

"Shareholders Agreements" means, collectively, the Shareholders Agreements, each substantially in the form attached as Exhibit B to the Key Employee Equity Plan, entered into by the Company with the respective shareholders party thereto.

"Shares" shall have the meaning given to it in Clause A of the recitals hereof.

"Subscription Closing" shall have the meaning given to it in Section 2(a) hereof.

"Subscription Price" shall have the meaning given to it in Section 2(a) hereof.

"Subsidiary" when used with respect to any Person means any other Person, whether incorporated or unincorporated, of which (i) more than 50% of the securities or other ownership interests or (ii) securities or other interests having by their terms ordinary voting power to elect more than 50% of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly owned or controlled by such Person or by any one or more of its Subsidiaries.

"Supplemental Repurchase Notice" shall have the meaning given to it in Section 3(d) of this Agreement.

"Termination Date" shall have the meaning given to it in Section 3(c) of this Agreement.

"transfer" shall mean any issue, sale, gift, assignment or other transfer.
 --------

"Trivest Affiliates" shall mean each of the Trivest Investors and each other Person that is controlled directly or indirectly by the Persons now or hereafter controlling directly or indirectly the Trivest Investors.

"Trivest Investors" shall mean each of Trivest Furniture Partners, Ltd., a Florida limited partnership, and the Lead Trivest Investor.

(b) Interpretation. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, as the same from time to time may be amended or supplemented and not any particular section, paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

2. Subscription to Purchase Shares.
   --------------------------------

(a) Purchase, Issuance and Sale of Stock.
    -------------------------------------

(i) The Shareholder hereby subscribes for and agrees to purchase and the Company hereby agrees to issue and sell to the Shareholder ____________________ (________) Shares of Common Stock, for the purchase price of $_____ per share (the "Subscription Price").

(ii) The purchase and sale of the Shares (the "Subscription Closing") will be consummated concurrently with or immediately subsequent to the consummation of the transactions contemplated by the Stock Purchase Agreement and contemporaneously with the Other Subscriptions, at which time the Company shall deliver to the Shareholder a certificate representing the Shares against the Shareholder's delivery of the Subscription Price. The Subscription Price for the Shares shall be paid by wire transfer of immediately available funds to an account designated by the Company in writing.

(b) Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholder as follows:

(i) Organization; Power and Authority. The Company is a corporation duly
    ----------------------------------
organized, validly existing, and in good standing under the laws of Florida. The Company has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

(ii) Authorization of Transaction. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms.

(iii) Capitalization. The Common Stock constitutes the Company's only authorized
      --------------
class of capital stock. Upon the Shareholder's payment of the Subscription Price, the Shares purchased by the Shareholder pursuant to the provisions of this Agreement will be duly authorized, validly issued, fully paid and nonassessable. Immediately following the Subscription Closing and after giving effect to the Other Subscriptions, ________ shares of Common Stock will be issued and outstanding. Except for this Agreement, the Other Subscriptions, the Shareholders' Agreements, the Investors' Agreement and the Trivest Furniture Partners, Ltd. Partnership Agreement, there are no outstanding subscriptions, warrants, options or other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of capital stock or any other security of the Company.

(iv) Other Subscriptions. The shares of Common Stock issued in connection with the Other Subscriptions are of the same class with identical rights under the Company's Articles of Incorporation and are being issued at the identical Subscription Price, as the Shares issued to Shareholder under this Agreement.

(v) Financial Information. The Company has provided the Shareholder with the
    ---------------------
following financial information: (i) the Company's Annual Report on form 10-K for the fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission which contains a financial report on the Company for the period covered thereby; and (ii) the Company's 10-Q's filed with the Securities and Exchange Commission for the quarters ended March 31, 2000 and June 30, 2000 which contain financial reports on the Company for the periods covered thereby (collectively the "Financial Information"). The Financial Information contained in the Annual Report and the 10-Q's was prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods; provided, however, that the financial information contained in the 10-Q's is subject to normal year-end adjustments (which will not be material, individually or in the aggregate).

(vi) Litigation. The Company has provided the Shareholder with the Company's 10-Q's filed with the Securities and Exchange Commission for the quarters ended March 31, 2000 and June 30, 2000 which accurately reflect for the periods covered thereby each instance in which the Company (i) is subject to any outstanding injunction, judgment, order, decree or ruling or (ii) is a party or is to the Sellers' Knowledge threatened to be made a party, to any action, suit, proceeding, hearing or investigation of, in or before any Authority.

(vii) 10b-5 Language. None of the representations or warranties made by the Company in this Agreement or in any agreement executed and delivered by it or on its behalf pursuant hereto is false or misleading in any material respect with respect to any fact, or omits to state any material fact necessary in order to make the statements therein contained not misleading. To the best of the knowledge of the Company, which knowledge shall constitute the actual knowledge of either Bobby Tesney or Vincent Tortorici, there is no material adverse information with respect to the Company which a reasonable investor would consider material in making an investment decision in a similar situation.


(viii) Valuation of Shares. The Shares will be valued pursuant to the valuation method described on Exhibit A hereto.

(ix) Consents. The Company is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any entity or authority in order for the Company to consummate the transactions contemplated by this Agreement, other than any applicable Blue Sky filings which may be required in the State of California.

(c) Representations and Warranties of Shareholder. The Shareholder hereby represents and warrants to the Company as follows:

(i) State Securities Laws. The Shareholder received this Agreement and first learned of the offer and sale of the Shares contemplated hereby in the State set forth below the Shareholders' name on the signature page hereof. The Shareholder intends that the laws of such state govern the offering of the Shares to the Shareholder. The Shareholder is a resident of such State.

(ii) Capacity. The Shareholder has full capacity to execute and deliver this Agreement and to perform the Shareholder's obligations hereunder.

(iii) Agreement Binding. This Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms.

(iv) Acquisition for Investment. The Shareholder is acquiring the Shares for
     --------------------------
investment solely for the Shareholder's account and not for distribution, transfer or resale to others in violation of the federal securities laws or this Agreement.

(v) Restrictions on Transfer. The Shareholder understands that the Shareholder
    ------------------------
must bear the economic risk of the purchase of the Shares for an indefinite period of time because, except as provided in this Agreement, (A) the Company's sale of the Shares to the Shareholder will not be registered under the Securities Act and applicable state securities laws in reliance on the Shareholder's representations, (B) the Shares may not be sold, transferred, pledged, or otherwise disposed of without an opinion of counsel for or satisfactory to the Company that registration under the Securities Act or any applicable state securities laws is not required, (C) the Company does not have an obligation to register a sale of the Shares nor has it agreed to do so in the future, (D) the exemption provided in Rule 144 under the Securities Act is not presently available for the resale of any of the Shares and it is unlikely that such exemption will be available at any time in the future with respect to any proposed transfer of the Shares, and (E) the Company is not under any obligation to perfect any exemption for the resale of any of the Shares. The Shareholder also acknowledges the Shareholder's understanding that transfers of the Shares will be subject to the limitations set forth in this Agreement.

(vi) Restrictive Legends. The Shareholder understands that the certificate
     -------------------
evidencing the Shares will bear a restrictive legend prohibiting the transfer thereof except in compliance with (A) applicable state and federal securities laws (and may not be transferred of record except in compliance therewith), and
(B) the terms of this Agreement, as well as any other legends required by applicable state securities laws.

(vii) Opportunity to Ask Questions. The Shareholder has had an opportunity to ask questions and receive answers concerning the capitalization of the Company and the terms hereof and has had full access to such other information concerning the Company as the Shareholder has requested.

(viii) Certain Risk Factors. The Shareholder understands the speculative nature of and risks involved in the proposed investment in the Company, and all matters relating to the structure and the operations of the Company and its Subsidiaries have been discussed and explained to Shareholder's satisfaction, including but not limited to:

(A) the senior loans provided to the Company pursuant to the Fleet Credit Facility; and

(B) the Senior Subordinated Notes.

The Shareholder specifically acknowledges the Shareholder's understanding that:

(aa) the presence of substantial amounts of debt creates significant risks, including that (1) although equity investments in highly leveraged companies such as the Company offer the opportunity for significant capital appreciation, such investments involve the highest degree of risks and can result in the loss of the Shareholder's entire investment, (2) other general business risks, including the effects of a recession, may have a more pronounced effect, (3) lending institutions may have rights to participate in certain decisions relating to the management of the Company, and (4) for the Company's debt to be repaid and for the Shareholder's equity investment in the Common Stock to have any value, the Company must achieve significant continued growth in financial performance;

(bb) the Subscription Price may not be indicative of the fair market value of the Shares;

(cc) the Shareholder, as a minority shareholder, will have no control over or influence in the management of the Company, and that the purchase of the Shares does not entitle the Shareholder to continued employment by the Company;

(dd) the terms of the Fleet Credit Facility, the Senior
Subordinated Notes and other documents relating to an investment in the Company are quite complex, that all such documents are available for inspection, that a review thereof is recommended, and that the Shareholder should consider obtaining counsel or other competent advisors before purchasing the Shares; and

(ee) Trivest Partners, L.P. (an affiliate of the controlling shareholders of the Company) will receive from the Company (i) an annual management fee of approximately $450,000, subject to cost of living increases and certain increases in respect of business operations acquired, as well as certain fees in connection with acquisitions and dispositions of business operations negotiated by Trivest Partners, L.P. pursuant to that certain Management Agreement dated as of August 27, 1999, a copy of which has been made available to the Shareholder, and (ii) a one-time transaction fee of $$406,250 upon consummation of the Acquisition.

(ix) Representations Relied Upon by Shareholder. The Shareholder acknowledges receipt and/or review of (i) the Prospectus (hard copy), which describes, among other things, the issuance of the Senior Subordinated Notes, the Fleet Credit Facility under the loan and security agreement dated August 27, 1999 and certain risk factors relating to such matters, (ii) the Annual Report (available on EDGAR), (iii) the 10-Q's for the quarters ended March 31, 2000 and June 30, 2000 (available on EDGAR), (iv) the Loan and Security Agreement of August 27, 1999 (available on EDGAR), as amended March 31, 2000 (available on EDGAR) and August 11, 2000 (hard copy), (v) Investor's Agreement of August 27, 1999 (available on EDGAR), (vi) Management Agreement of August 27, 1999 (available on EDGAR), and
(vii) Section 5.8 of the Trivest Furniture Partners Ltd. Partnership Agreement (hard copy). Except as expressly set forth herein, the Shareholder is acquiring the Shares without having been furnished any representations or warranties of any kind whatsoever with respect to the business and financial condition of the Company and its Subsidiaries. The Shareholder specifically understands that the financial projections for the Company that have been made available for such Shareholder's review are based upon certain key assumptions, that such assumptions are subject to uncertainties relating to the effect that economic or other circumstances may have on future events, and that there can be no assurance that the assumptions or data upon which they are based are achievable.

(x) Reliance. The Shareholder has discussed with Shareholder's counsel the
    --------
meaning and legal consequences of the Shareholder's representations and warranties herein and has discussed, or has had the opportunity to discuss, with Shareholder's investment adviser the considerations involved in making an investment in the Company, and the Shareholder understands that the Company is relying on the information set forth herein.

(xi) No Liquidity. The Shareholder has adequate means of providing for such
     ------------
Shareholder's current financial needs and possible personal contingencies and has no need for liquidity in such Shareholder's investment in the Company.

(xii) Risk of Loss. The Shareholder is able to bear the economic risks inherent in an investment in the Company and can afford a complete loss of such Shareholder's entire investment in the Company.

(xiii) Other Illiquid Investments. The Shareholder's overall commitment to
       --------------------------
investments which are not readily marketable is not disproportionate to such Shareholder's net worth, and such Shareholder's investment in the Company will not cause such overall commitment to be disproportionate.

(xiv) Sophistication; Accredited Investor Status. The Shareholder has such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision. The Shareholder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

(xv) Certain Tax Matters. The Shareholder certifies under penalty of perjury that (i) the Taxpayer Identification Number and address provided under the Shareholder's name on the signature page to this Agreement are correct, (ii) the Shareholder is not subject to backup withholding either because the Shareholder has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified the Shareholder that he is no longer subject to backup withholding and (iii) the Shareholder is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

(xvi) Lender Agreements. The Shareholder acknowledges and agrees that,
      -----------------
notwithstanding anything to the contrary in this Agreement, any purchase or sale of Company Securities under this Agreement is subject in all respects to the provisions of the Fleet Credit Facility.

3. Termination Repurchase Option.
   ------------------------------

( a) If the Shareholder's employment with the Company or any of its Subsidiaries is terminated by the Company or any such Subsidiary for any reason whatsoever other than Cause or the Shareholder's resignation (including termination without Cause, death or disability), then all (but not less than all) of the Shareholder Stock (whether held by the Shareholder, any member of the Shareholder's Family Group or one or more transferees), shall be subject to repurchase by the Company at the Company's option at a price per share equal to Market Value and on the other terms and conditions set forth in this Section 3.

( b) If the Shareholder's employment with the Company or any of its Subsidiaries is terminated by the Company or any such Subsidiary for Cause or by the Shareholder's resignation, then all (but not less than all) of the Shareholder Stock (whether held by the Shareholder, any member of the Shareholder's Family Group or one or more transferees) shall be subject to repurchase by the Company at the Company's option at a price per share determined as follows:

(i) If the date on which the Shareholder's employment terminates is on or after the date of this Agreement, but prior to the first anniversary date of this Agreement, then all of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to the lower of Original Cost or Market Value.

( ii) If the date on which the Shareholder's employment terminates is on or after the first anniversary date of this Agreement, but prior to the second anniversary date of this Agreement, two-thirds of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to Original Cost and the remaining one-third of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to Market Value; provided, however, that if the Market Value of such shares is less than their Original Cost, then all of such shares shall be subject to repurchase at a price per share equal to Market Value.

( iii) If the date on which the Shareholder's employment terminates is on or after the second anniversary date of this Agreement, but prior to the third anniversary date of this Agreement, one-third of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to Original Cost and the remaining two-thirds of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to Market Value; provided, however, that if the Market Value of such shares is less than their Original Cost, then all of such shares shall be subject to repurchase at a price per share equal to Market Value.

( iv) If the date on which the Shareholder's employment terminates is on or after the third anniversary date of this Agreement, then all of the outstanding shares of Shareholder Stock shall be subject to repurchase at a price per share equal to Market Value.

( c) The Company's Board may elect to cause the Company to purchase all (but not less than all) of Shareholder Stock subject to repurchase by delivery of written notice (the "Repurchase Notice") to the holder or holders of Shareholder Stock within 95 days after the termination of the Shareholder's employment (the date of such termination is herein referred to as the "Termination Date"). The Repurchase Notice shall set forth the number of shares of Shareholder Stock to be acquired from such holder, the aggregate consideration to be paid for such shares (if known) and the time and place for the closing of the transaction.

( d) If for any reason the Company does not elect to purchase all of the shares of Shareholder Stock pursuant to the repurchase option under Section 3(a) or
Section 3(b), as the case may be (the "Repurchase Option"), the Lead Trivest Investor shall be entitled to exercise the Company's Repurchase Option in the manner set forth in Section 3(c) for all of the shares of Shareholder Stock (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 60 days after the Termination Date, the Company shall deliver written notice (the "Option Notice") to the Lead Trivest Investor setting forth the number of Available Shares and the price thereof (if known). The Lead Trivest Investor may elect to purchase all of Available Shares by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company. As soon as practicable, and in any event within 5 days after the expiration of the 30 day period set forth above, the Company shall notify each holder of Shareholder Stock as to the number of shares being purchased from such holder by the Lead Trivest Investor (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Shareholder Stock, the Lead Trivest Investor shall also receive written notice from the Company setting forth the number of shares it is entitled to purchase, the aggregate purchase price (if known) and the time and place of the closing of the transaction.

( e) The closing of the purchase transactions shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than 30 days and not less than 10 days after the delivery of the later of either such notice to be delivered, provided that, if the Market Value has not yet been determined, the closing shall be delayed to a date designated by the Company, which date shall be not more than 20 days after such determination is made. The Company and/or Lead Trivest Investor will pay for the Shareholder Stock to be purchased pursuant to the Repurchase Option, by delivery of a check or checks (or, at the election of the Company and/or Lead Trivest Investor, by wire transfer of immediately available funds) in an amount equal to the purchase price of the shares being repurchased. The purchasers of Shareholder Stock under this Agreement will be entitled to receive customary representations and warranties from the seller(s) regarding the seller(s)' good title to, and freedom from liens, encumbrances and restrictions on the sale of Shareholder Stock.

(f) If the Company has elected to purchase shares of Shareholder Stock pursuant to the provisions of this Agreement and if, pursuant to the terms of any instrument governing the rights of holders of Senior Debt, the Company is prohibited from paying all or any portion of the purchase price for such shares in cash (the "Prohibited Amount"), and the Company has made a good faith effort to obtain the consent of holders of Senior Debt to pay the Prohibited Amount in cash and such consent has been denied, then the Prohibited Amount shall be paid by delivery of a note or notes (the "Repurchase Note(s)") in the aggregate principal amount equal to the Prohibited Amount. The principal amount of the Repurchase Notes will be payable in five equal annual installments beginning at the end of the first year following the issuance of the Repurchase Notes and will bear interest at the rate of 9% per annum on the outstanding principal amount. The Repurchase Notes will provide that they may be prepaid in whole or in part without any prepayment premium, penalty or similar charge. The payment of any principal or interest on any Repurchase Note issued by the Company will be subordinated to the payment of all indebtedness of the Company and its Subsidiaries for borrowed money ("Senior Debt"). The terms of the subordination of any Repurchase Note will provide that no payments of principal or interest on such note will be made so long as the Company is in default under the terms of any of its agreements in respect of Senior Debt. Accrued interest on the Repurchase Note(s) will be payable on the dates that the installments of principal are payable.

( g) Notwithstanding anything contained herein to the contrary, the provisions of this Section 3 will terminate if, prior to the Termination Date, a Liquidity Event is consummated.

4. Restrictions on Transfer.
   -------------------------

(a) Transfer of Shareholder Stock. The Shareholder will not sell, pledge or otherwise directly or indirectly transfer any interest in or any beneficial interest in any shares of Shareholder Stock except pursuant to the provisions of Sections 3, 5, 6 or 7 of this Agreement ("Exempt Transfers") and except pursuant to the provisions of this Section 4. Any transfer of Shareholder Stock which is not consummated in accordance with this Agreement shall be void.

(b) First Refusal Rights. At least 30 days prior to making any transfer other than an Exempt Transfer, the Shareholder will deliver a written notice (the "Sale Notice") to the Company and the Lead Trivest Investor. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. The Company may elect to purchase all (but not less than all) of the shares of Shareholder Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Shareholder within 15 days after the receipt of the Sale Notice by the Company. If the Company has not elected to purchase all of the shares of Shareholder Stock to be transferred, the Lead Trivest Investor may elect to purchase all (but not less than all) of the shares of Shareholder Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Shareholder within 30 days after the receipt of the Sale Notice by the Lead Trivest Investor. The Company or the Lead Trivest Investor, whichever has the right to acquire Shareholder Stock pursuant to this Section 4(b), will be given up to 30 days (after it has been determined that the Company or the Lead Trivest Investor has such right) to consummate the purchase and sale of Shareholder Stock (the "Authorization Period"). If neither the Company nor the Lead Trivest Investor has elected to purchase all of the shares of Shareholder Stock specified in the Sale Notice, the Shareholder may transfer the shares of Shareholder Stock specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Period. Any shares of Shareholder Stock not transferred within such 60-day period will be subject to the provisions of this Section 4(b) upon subsequent transfer.

(c) Certain Permitted Transfers. The restrictions contained in this Section 4 will not apply with respect to transfers of Shareholder Stock (i) pursuant to applicable laws of descent and distribution or (ii) among the Shareholder's
Family Group; provided that the restrictions contained in this Section 4 will continue to be applicable to Shareholder Stock after any such transfer; and provided further that the transferees of such Shareholder Stock have agreed in writing to be bound by the provisions of this Agreement relating to Shareholder Stock.

(d) Termination of Restrictions. The restrictions on the transfer of Shareholder Stock set forth in this Section 4 will continue with respect to each share of Shareholder Stock until the date on which such Shareholder Stock has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(c)); provided, however, that in any event the restrictions on transfers set forth in this Section 4 will terminate upon a Liquidity Event.

5. Drag Along Rights.
   ------------------

( a) If, at any time following the date hereof, the Lead Trivest Investor shall enter into an agreement to sell, in a single transaction or a series of transactions, any of the Company Securities at the time owned by (and/or purchasable by) the Lead Trivest Investor to any Person or group of Persons who is not a Trivest Affiliate or an Affiliate of the Company (the "Buyer") (including, without limitation, a sale of the Company by merger, consolidation, sale of all or substantially all of its assets, sale of all of the outstanding Common Stock or otherwise), then the Lead Trivest Investor may require each holder of Shareholder Stock to sell all of the Shareholder Stock owned by (and/or purchasable by) such holders to the Buyer contemporaneously with the sale by the Lead Trivest Investor and at the same price per share and on the same terms and conditions as are applicable to the Company Securities to be sold by the Lead Trivest Investor; provided, that if the Lead Trivest Investor is selling less than all of Company Securities owned by (and/or purchasable by) it, each holder of Shareholder Stock shall sell an Applicable Percentage of the Shareholder Stock owned by (and/or purchasable by) such holder. Without limitation as to the foregoing, each holder of Shareholder Stock shall consent to and raise no objections against such a sale. If such sale is structured as a merger or consolidation, each such holder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation to the fullest extent permitted by law.

( b) If the Lead Trivest Investor wishes to exercise the right granted pursuant to Section 5(a), the Lead Trivest Investor must give written notice to such effect to each holder of Shareholder Stock (a "Drag Along Notice") not less than 20 nor more than 60 days prior to the date upon which such sale is scheduled to close. Each Drag Along Notice shall (i) specify in reasonable detail all of the terms and conditions upon which such sale is to occur (including a description of all consideration payable in connection with the sale) and (ii) make explicit reference to this Section 5 and state that each such holder is obligated to sell its Shareholder Stock pursuant to such sale.

( c) If the Lead  Trivest  Investor  exercises  the right  granted  pursuant  to
Section 5(a), subject to the consummation of the sale of all Shareholder Stock to the Buyer and subject to compliance with the other applicable terms of this Agreement, each holder of Shareholder Stock shall promptly take such actions and shall promptly execute such documents and instruments as shall be necessary and desirable to consummate the proposed sale.

( d) At the closing of any such sale, each holder of Shareholder Stock shall deliver a certificate or certificates, registered in such holder's name, properly endorsed and with all required transfer stamps, if any, representing the securities being sold by such holder against delivery of the applicable consideration from the Buyer.

( e) The provisions of this Section 5 shall terminate upon the completion of a Qualified Public Offering.

6. Co-Sale Rights of the Shareholder with Respect to Transfers by the
Lead Trivest Investor.
-----------------------------------------------------------------------------

( a) Subject to Section 5, if the Lead Trivest Investor at any time proposes to transfer any Company Securities, then, as a condition precedent thereto, the Lead Trivest Investor shall afford each holder of Shareholder Stock the right to participate in such transfer in accordance with this Section 6. Notwithstanding the foregoing, the provisions of this Section 6 shall not apply to (i) any transfer of Restricted Securities by the Lead Trivest Investor to any Trivest Affiliate or any Affiliate of the Company, (ii) any transfer of Restricted Securities by the Lead Trivest Investor which is a pledge, (iii) any transfer to the public pursuant to a registration effected in accordance with Section 7 hereof or (iv) a distribution by the Lead Trivest Investor to its partners.

( b) The Lead Trivest Investor shall give written notice to each holder of Shareholder Stock (a "Notice of Transfer") not less than twenty (20) nor more than sixty (60) days prior to any proposed transfer of any such Company Securities. Each such Notice of Transfer shall:

( i) specify in reasonable detail (A) the number and type of Company Securities which the Lead Trivest Investor proposes to transfer, (B) the identity of the proposed transferee or transferees of such Company Securities, (C) the time within which, the price per share at which and all other terms and conditions upon which the Lead Trivest Investor proposes to transfer such Company Securities, (including a description of all consideration payable in connection with the transfer) and (D) the percentage of the Company Securities then owned by the Lead Trivest Investor which the Lead Trivest Investor proposes to transfer to such proposed transferee or transferees; and

( ii) make explicit reference to this Section 6 and state that the right of each such holder to participate in such transfer under this Section 6 shall expire unless exercised within fifteen (15) days after receipt of such Notice of Transfer.

( c) Each holder of Shareholder Stock shall have the right to transfer to the proposed transferee or transferees that number of shares of Shareholder Stock which is equal to the Applicable Percentage of the Shareholder Stock owned by (and/or purchasable by) such holder, at the same price per share and on the same terms and conditions as are applicable to the proposed transfer by the Lead Trivest Investor.

( d) Each holder of Shareholder Stock must notify the Lead Trivest Investor, within fifteen (15) days after receipt of the Notice of Transfer, if he desires to accept such offer and to transfer any of his Shareholder Stock in accordance with this Section 6. The failure of any such holder to provide such notice within such 15 day period shall, for the purposes of this Section 6, be deemed to constitute a waiver by any such holder of his right to transfer any of his Shareholder Stock in connection with the proposed transfer described in such Notice of Transfer. The Lead Trivest Investor shall use all commercially reasonable efforts to obtain the agreement of the prospective transferee or transferees to the participation of each such holder electing to participate in such proposed transfer and shall not consummate any such proposed transfer unless each such electing holder is permitted to participate in accordance with the provisions of this Section 6. No holder of Shareholder Stock shall be obligated to transfer any Shareholder Stock pursuant to this Section 6. Any and all transfers of Shareholder Stock by a holder of Shareholder Stock pursuant to this Section 6 shall be made concurrently with the transfer of Company Securities by the Lead Trivest Investor.

( e) Subject to the consummation of the transfer contemplated by the Notice of Transfer and subject to compliance with the other applicable terms of this Agreement, each holder that exercises his right granted pursuant to Section 6(a) shall promptly execute such documents and instruments as shall be reasonably necessary and desirable to consummate the proposed sale.

( f) At the closing of any such transfer, each holder of Shareholder Stock exercising the right granted pursuant to Section 6(a) shall deliver a certificate or certificates, registered in his name, properly endorsed and with all required transfer stamps, if any, representing the securities being sold by him against delivery of the applicable consideration by the proposed transferee.

( g) Notwithstanding anything to the contrary contained in this Section 6, no holder of Shareholder Stock shall have any rights pursuant to this Section 6 to participate in any other transfer by the Lead Trivest Investor.

( h) The provisions of this Section 6 shall terminate upon the completion of a Qualified Public Offering.

7. Registration Rights.
   --------------------

7. 1 Incidental Registration.

( a) If, after a Qualified Public Offering, the Company at any time or from time to time shall determine to effect the registration, qualification and/or compliance of any of its equity securities (otherwise than pursuant to a registration on a form inappropriate for an underwritten public offering or relating solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction or relating solely to securities issued or to be issued under any employee stock option or purchase plan), then, in each such case, the Company shall:

( i) promptly give written notice of the proposed registration, qualification and/or compliance (which shall include a list of the jurisdictions in which the Company intends to register or qualify such securities under the applicable blue sky or other securities laws) to the Shareholder; and

(ii) use all commercially reasonable efforts to include among the securities which it then registers or qualifies all Registrable Shares specified by the Shareholder in a written request or requests, made within 30 days after receipt of such written notice from the Company.

( b) The obligations of the Company under this Section 7.1 are subject to the following qualifications:

( i) subject to Section 7.7, the Company shall pay all Registration Expenses related to any registration, qualification and/or compliance requested pursuant to this Section 7.1 and the Shareholder shall pay his Selling Expenses pro rata on the basis of the Registrable Shares so registered and sold; and

( ii) in the event that any registration pursuant to this Section 7.1 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Registrable Shares to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Shares would adversely affect the marketing of the securities to be sold by the Company therein; provided, that any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by (i) giving first priority for the shares to be registered for issuance and sale by the Company and, pursuant to Section 5.2 of the Investors' Agreement, the Trivest Investors and any demanding shareholder, (ii) giving second priority pari passu for the shares requested to be registered pursuant to Section 5.1 of the Investors' Agreement, pursuant to that certain Subscription and Shareholders Agreement dated as of March 31, 2000 among the Company, the Lead Trivest
Investor and Michael Shilling, pursuant to that certain Subscription and Shareholders Agreement dated as of March 31, 2000 among the Company, the Lead Trivest Investor and Jerry Shilling, and for other securities with pari passu registration rights requested to be registered (pro rata among the requesting holders of the securities covered by this clause (ii) based upon the number of securities owned by such holders), and (iii) giving third priority for the shares requested to be registered pursuant to this Agreement and for the other securities requested to be included in such registration not covered by clauses
(i) or (ii) above.

7. 2 Registration Procedures. In the case of' each registration, qualification and/or compliance contemplated by this Section 7, the Company shall keep the Shareholder advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and shall advise the Shareholder, upon request, of the progress of such proceedings. In addition, the Company shall follow procedures customarily observed by issuers in public offerings, and accord to the Shareholder all rights (including, without limitation, the right to perform appropriate "due diligence") customarily accorded to selling shareholders in secondary distributions and accord such rights to the managing underwriters if the transaction in question is an underwritten public offering. At the expense of the Company or of the party or parties bearing the expenses of such registration, qualification and compliance, the Company shall (a) use all commercially reasonable efforts to keep such registration, qualification and compliance current and effective by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus, for such period (not to exceed one hundred eighty (180) days) as is necessary to permit the sale and distribution of the Registrable Shares pursuant thereto, (b) use all commercially reasonable efforts to take all necessary action under any applicable blue sky or other applicable securities law to permit such sale and/or distribution, all as reasonably requested by the Shareholder, and comply with applicable requirements of all regulatory entities, provided, that the Company shall not be required to so register or qualify the Registrable Shares in any jurisdiction if, solely as a result thereof, the Company must qualify generally to do business therein, consent to general service of process therein, or submit to liability for state or local taxes, (c) furnish the Shareholder such number of registration statements, prospectuses, supplements, amendments, and offering circulars as the Shareholder from time to tie may reasonably request, (d) use all commercially reasonable efforts to list all Registrable Shares on each securities exchange on which securities of the same class are then listed and (e) use all commercially reasonable efforts to furnish (or cause to be furnished) to the managing underwriters all undertakings, agreements, certificates, opinions, financial statements and "comfort letters" of the sort customarily provided to managing underwriters, if the transaction in question is an underwritten public offering. In connection with and as a condition to each registration hereunder, the Shareholder shall
(a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Shares on the basis provided in any underwriting arrangements, and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required or requested under the terms of such underwriting arrangements. In connection with each registration pursuant to Section 7.1 covering an underwritten public offering, the Company and the Shareholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

7. 3 Indemnification.

( a) The Company shall indemnify, defend and hold harmless the Shareholder, to the fullest extent enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, supplement, amendment or offering circular related to any registration, qualification or compliance or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) of applicable securities laws in connection with any such registration, qualification or compliance, and shall reimburse the Shareholder for any legal or any other expenses reasonably incurred in connection with investigating and/or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability, action or violation; provided, that the Company shall not be liable in any such case to the Shareholder if, but only to the extent that, any such claim, loss, damage, liability, action, violation or expense arises out of or is based upon any untrue statement or alleged untrue statement in or omission or alleged omission if so made in reliance upon and in conformity with written information furnished to the Company by the Shareholder specifically for use therein; provided, further, however, that the Company shall not be liable to the Shareholder in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if
(1) the Shareholder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Shares, and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

( b) The Shareholder shall, if securities held by him are included in a registration, qualification or compliance contemplated pursuant to this Section 7, indemnify, defend and hold harmless the Company, each of its directors and officers and each Person, if any, who controls the Company or such underwriter within the meaning of applicable securities laws, and their respective directors, officers, employees, agents, advisors and Affiliates, to the fullest extent enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, supplement, amendment or offering circular related to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and such directors, officers or other Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending (and/or preparing for any investigation or defense of') any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in (or omitted from) such registration statement, prospectus, supplement, amendment or offering circular in reliance upon and in conformity with written information furnished to the Company by the Shareholder specifically for use therein; provided, that the aggregate liability of the Shareholder under this Section 7.3 shall be limited to the net sales proceeds actually received by the Shareholder as a result of the sale by it of securities in such registration, qualification or compliance.

25

D:\BMoore\10-k\Exhibits\Ex 1045.doc
( c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the commencement of any action, such party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7.3, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to such indemnified party except to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based upon the advice of counsel) that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such one separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

( d) To provide for just and equitable, contribution to joint liability under the Securities Act in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 7.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Shareholder or the Company, any director or officer of the Company or any controlling Person of the Company (within the meaning of applicable securities laws) of the Company in circumstances for which indemnification is provided under this Section 7.3, then, and in each such case, the Company and the Shareholder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) as is appropriate to reflect the relative fault of the Company and the Shareholder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as the relative benefit received by the Company and the Shareholder as a result of the offering in question, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant thereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations; provided, that (x) in any such case no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (y) in no event shall the Shareholder be obligated to make any contribution in excess of the amount specified in Section 7.3(b).

7. 4 Restrictions on Other Agreements. The Company shall not grant any right relating to the registration, qualification or compliance of its securities if the exercise thereof violates or is inconsistent with any of the rights granted under this Section 7, without the written consent of the Shareholder, which consent may be given or withheld in the sole discretion of such holders. The Company shall not permit any of its Subsidiaries to effect, or to grant any right relating to, the registration of its securities.

7. 5 Limitations on Registration Rights. Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing or effectiveness of, or may terminate or withdraw, any registration statement referred under Section 7.1 at any time for any reason whatsoever without incurring any liability to the Shareholder, but the Company shall be and remain obligated to pay all Registration Expenses, if any, incurred in connection therewith.

7. 6 Holdback Agreement.

( a) In addition to any other restrictions on transfer of the Registrable Shares contained in this Agreement, if the Company shall at any time register securities under the Securities Act (including, without limitation, any registration relating to a Qualified Public Offering or any registration pursuant to this Section 7) for offer or sale to the public, then the Shareholder shall not make any short sale of, grant an option for the transfer of, or otherwise transfer, any Registrable Shares (other than (i) for the public sale of those Registrable Shares included in and sold pursuant to such registration in accordance with this Section 7 or (ii) in a private sale complying with this Agreement to a transferee who agrees to the restrictions in this Section 7.6(a)) without the prior written consent of the Company for such reasonable period (but in no event longer than 180 days following the effective date of the related registration statement) as may be designated in writing to the Shareholder by the Company, or, if the registration shall be, in whole or in part, an underwritten offering, by the managing underwriter; provided, that after the Company's initial public offering, the foregoing provisions of this
Section 7.6(a) shall only apply to the Shareholder if he (A) is offering Registrable Shares for sale to the public in connection with such registration or (B) beneficially owns (as that term is used in Rule 13d-3 promulgated under the Exchange Act) five percent or more of the outstanding shares of Common Stock.

( b) In addition to the restriction contained in Section 7.6(a), the Shareholder shall execute any restrictive agreement or "lock-up" agreement that any underwriter engaged by the Company in connection with any underwritten public offering shall request; provided, that the restrictive or "lock-up" period thereunder is not more than one hundred eighty (180) days after the effective date of the registration statement for which such restrictive agreement or "lock-up" agreement is sought; provided, further, that, after the Company's initial public offering, the foregoing provisions of this Section 7.6(b) shall only apply to the Shareholder if he (A) is offering Registrable Shares for sale to the public in the offering or (B) beneficially owns (as that term is used in Rule 13d-3 promulgated under the Exchange Act) five percent or more of the outstanding shares of Company Common Stock.

( c) The Company may impose stop-transfer instructions with respect to the Registrable Shares until the end of any restrictive period provided for pursuant to this Section 7.6.

7. 7 Registration Expenses and Selling Expenses. The Company shall pay all Registration Expenses related to any registration, qualification and/or compliance contemplated by this Agreement, except to the extent that such Registration Expenses relate to any Registrable Shares requested to be included in any registration proceeding pursuant to Section 7.1, the request of which has been withdrawn by the Shareholder.

7. 8 Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

7. 9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may at any time permit the resale of the Registrable Shares without registration, the Company will at all times after 90 days after the first registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective or following registration under Section 12 of the Exchange Act, use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (ii) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Shareholder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing the Shareholder to sell any Registrable Shares without registration.


8. Legends. In addition to the restrictions on transfer in this Agreement, no Shareholder Stock may be transferred except pursuant to a registration under applicable securities laws or pursuant to an exemption from such registration. Until the date on which Shareholder Stock is so registered, each certificate evidencing the same shall bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."

So long as any Shareholder Stock shall be subject to the terms of this Agreement, all certificates evidencing the same shall bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE SUBSCRIPTION AND SHAREHOLDERS AGREEMENT DATED __________ _____, 2000 AMONG THE ISSUER HEREOF AND CERTAIN OTHER PERSONS, AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE ISSUER'S PRINCIPAL OFFICES AND, UPON WRITTEN REQUEST, COPIES THEREOF SHALL BE MAILED WITHOUT CHARGE WITHIN TEN DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS."

Upon receipt from any holder of Shareholder Stock by the Company of an opinion of counsel reasonably satisfactory to it to the effect that any of the foregoing legends are no longer required or applicable, the Company shall reissue the certificates evidencing the applicable Shareholder Stock without such legends.

9. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, or mailed by certified or registered mail, return receipt requested, postage prepaid to the recipient at the address below indicated:

To the Company: c/o Trivest, Inc.
2665 South Bayshore Drive
Suite 800
Miami, Florida 33133
Attention: [General Counsel]


To the Shareholder: at the address of the Shareholder set forth on the signature page hereto



With a copy to:

Joel J. Berman, Esq.
Jeffer, Mangels, Butler & Marmaro, LLP
2121 Avenue of the Stars
Tenth Floor
Los Angeles, CA 90067


or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

10. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

11. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

12. Counterparts. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Any telecopied signature shall be deemed a manually executed and delivered original.

13. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Shareholder and the Company, and their respective successors and assigns and, where applicable, heirs and personal representatives, including subsequent holders of Shareholder Stock (except as otherwise provided herein).

14. Choice of Law. Except as otherwise provided herein, this Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of said state.

15. Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE RELATED DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

16. Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.


17. Amendments and Waivers. No provision of this Agreement may be amended or waived without the prior written consent of the Company and the Shareholder.

18. Business Days. Whenever the terms of this Agreement call for the performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal holiday, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday.

19. No Third Party Beneficiary. Except for the parties to this Agreement and their respective successors and assigns, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.


SIGNATURES APPEAR ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

WINSLOEW FURNITURE, INC.


---------------------------------------
By:_________________________
Its:_________________________

SHAREHOLDER:


---------------------------------------

Name and Address:
----------------

===========================================================================
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Taxpayer Identification Number:
------------------------------

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TRIVEST FUND II GROUP, LTD.

By: Trivest Equities, Inc., General Partner



By:______________________________________________
William F. Kaczynski, Jr.
Managing Director